UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________
FORM 8-K
______________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 13, 2022
_______________________
AVIAT NETWORKS, INC.
(Exact name of registrant as specified in its charter)
______________________________________

Delaware	001-33278	20-5961564
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)

(Address of principal executive offices, including zip code)
200 Parker Dr., Suite C100A, Austin, Texas 78728

Registrant’s telephone number, including area code: (408)-941-7100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value, $0.01 per share	AVNW	The Nasdaq Global Select Market

☐
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2)

☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 7.01 Regulation FD Disclosure.

Aviat Networks, Inc. (“Aviat” or the “Company”) and Aviat, U.S., Inc., a wholly-owned subsidiary of the Company, entered into an Arrangement Agreement (“Arrangement Agreement”) with Redline Communications Group Inc. (“Redline”), a Canadian corporation (TSX: RDL), whereby Aviat agreed to purchase all of the issued and outstanding shares of Redline in an all-cash transaction valued at $12.9 million ($16.2 million Canadian dollars (“CAD”)) on a fully diluted basis, or $0.71 ($0.90 CAD) per share (the “Transaction”). The Company and Redline issued a joint press release dated April 13, 2022, announcing the execution of the Arrangement Agreement. A copy of the press release is attached here to as Exhibit 99.1.

On April 14, 2022, in connection with the announcement of the Arrangement Agreement, the Company will hold a conference call available to investors and the public. The presentation (the “Investor Presentation”) which shall be referenced during such call is available on the Company’s website at www.aviatnet.com under the “Investor Relations” tab..

No Offer or Solicitation
Communications in this document do not constitute an offer to sell or the solicitation of an offer to subscribe for or buy any securities or a solicitation of any vote or approval with respect to the proposed Transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this document concerning the proposed Transaction, including any statements regarding the expected timetable for completing the proposed Transaction, the results, effects, benefits and synergies of the proposed Transaction, future opportunities for the combined company, future financial performance and condition, guidance and any other statements regarding Aviat’s or Redline’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts are “forward-looking” statements based on assumptions currently believed to be valid. Forward-looking statements are all statements other than statements of historical facts. The words “anticipate,” “believe,” “ensure,” “expect,” “if,” “intend,” “estimate,” “probable,” “project,” “forecasts,” “predict,” “outlook,” “aim,” “will,” “could,” “should,” “would,” “potential,” “may,” “might,” “anticipate,” “likely” “plan,” “positioned,” “strategy,” and similar expressions or other words of similar meaning, and the negatives thereof, are intended to identify forward-looking statements. Specific forward-looking statements include statements regarding Aviat’s and Redline’s plans and expectations with respect to the proposed Transaction and the anticipated impact of the proposed Transaction on the combined company’s results of operations, financial position, growth opportunities and competitive position. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995.

These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those anticipated, including, but not limited to, the possibility that shareholders of Redline may not approve the Transaction; the risk that a condition to closing of the proposed Transaction may not be satisfied, that either party may terminate the Arrangement Agreement or that the closing of the proposed Transaction might be delayed or not occur at all; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the Transaction; the diversion of management time on Transaction-related issues; the ultimate timing, outcome and results of integrating the operations of Aviat and Redline; the effects of the business combination of Aviat and Redline, including the combined company’s future financial condition, results of operations, strategy and plans; the ability of the combined company to realize anticipated synergies in the timeframe expected or at all; changes in capital markets and the ability of the combined company to finance operations in the manner expected; regulatory approval of the Transaction; the effects of commodity prices and inflation; and the fact that operating costs and business disruption may be greater than expected following the public announcement or consummation of the proposed Transaction. Expectations regarding business outlook, including changes in revenue, pricing, capital expenditures, cash flow generation, strategies for our operations, market conditions, legal, economic and regulatory conditions are only forecasts regarding these matters.

Additional factors that could cause results to differ materially from those described above can be found in Aviat’s Annual Report on Form 10-K for the year ended July 2, 2021 and in its subsequently filed Quarterly Reports on Form 10-Q, each of which is on file with the SEC and available from Aviat’s website at www.aviatnet.com under the “Investors Relations” tab, and in other documents Aviat files with the SEC, and in Redline’s Annual Information Form for the year ended December 31, 2021 filed on SEDAR at www.sedar.com and available from Redline’s website at www.rdlcom.com under the “Investor Relations” tab, and in other documents Redline files with the Canadian securities regulatory authorities.

All forward-looking statements speak only as of the date they are made and are based on information available at that time. Neither Aviat nor Redline assumes any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.    Description
99.1    Press Release, issued by Aviat Networks, Inc. and Redline Communications Group Inc. on April 13, 2022
104     Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVIAT NETWORKS, INC.

April 13, 2022	By:	/s/ David M. Gray
		Name:	David M. Gray
		Title:	Senior Vice President and Chief Financial Officer